                                    EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the registration statement of Glimcher Realty Trust on Form S-8 (File No. 333-10221) of our report dated June 23, 2000, relating to the financial statements and schedules of Glimcher Realty Trust Retirement Savings Plan, which appear in this Form 11-K.


                                                    PRICEWATERHOUSECOOPERS LLP


Columbus, Ohio
June 28, 2000

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